UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2022

BANCPLUS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Mississippi

(State or Other Jurisdiction of Incorporation)

333-236022	64-0655312
(Commission File Number)	(IRS Employer Identification No.)

1068 Highland Colony Parkway
Ridgeland, MS	39157
(Address of Principal Executive Offices)	(Zip Code)

(601) 898-8300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 28, 2022 (the “Closing Date”), BancPlus Corporation (“BancPlus” or the “Company”) closed its previously announced share exchange and merger with First Trust Corporation (“FTC”), the holding company of First Bank and Trust (“FBT”). Pursuant to the terms of the Agreement and Plan of Share Exchange and Merger, dated September 28, 2021, as amended on February 9, 2022, by and among BancPlus, BankPlus, FTC, and FBT (the “Definitive Agreement”), following BancPlus’ acquisition of FTC by a statutory share exchange (the “Share Exchange”), FTC was merged with and into BancPlus, with BancPlus surviving the merger (the “Corporate Merger”). Immediately thereafter, FBT was merged with and into BankPlus, with BankPlus surviving the merger (the “Bank Merger” and, together with the Corporate Merger and the Share Exchange, the “Transactions”). The Transactions became effective on March 1, 2022 (the “Effective Time”).

Pursuant to the Definitive Agreement, holders of FTC common stock (“FTC Shareholders”) will receive, in the aggregate, 1,444,764 shares of BancPlus common stock (the “New Shares”), with cash paid in lieu of fractional shares, and $52.7 million in cash, plus up to $10.0 million, less certain fees, costs, and expenses, that is being held in escrow pending determination of FTC’s subchapter S election reinstatement pursuant to the terms of that certain Indemnity and Escrow Agreement (the “Escrow Agreement”) that was entered into on the Closing Date by and among First Horizon Bank, BancPlus, FTC, and Joseph C. Canizaro, as representative of the FTC Shareholders. The New Shares were issued pursuant to the Registration Statement (as defined below).

On the Closing Date, BancPlus also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Joseph C. Canizaro, in his own name and as trustee of a trust controlled by Mr. Canizaro (the “Holders of Registrable Securities”). The Registration Rights Agreement provides the Holders of Registrable Securities with certain demand, shelf and piggyback registration rights with respect to the shares of BancPlus common stock acquired by such Holders of Registrable Securities in connection with the Transactions, subject to certain customary exceptions (the “Registrable Securities”). Beginning 180 days after BancPlus consummates a firm commitment underwritten initial public offering of BancPlus common stock registered under the Securities Act of 1933, as amended (the “Securities Act”), with gross proceeds to BancPlus of at least $75 million (an “IPO”), the Holders of Registrable Securities owning at least 90% of the Registrable Securities have the right to require BancPlus to use its reasonable best efforts to file and cause to be made effective with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement to register for resale of such holders’ Registrable Securities (a “Demand Registration”). The Holders of Registrable Securities have the right to cause BancPlus to conduct up to three Demand Registrations in total and no more than one Demand Registration in any consecutive 180-day period. Any time that BancPlus proposes to (i) file a registration statement with the SEC to register shares of BancPlus common stock under the Securities Act (excluding Demand Registrations described above but including an IPO), or (ii) conduct a public offering in which shares of BancPlus common stock are sold to underwriters for reoffering to the public from an existing registration statement that includes Registrable Securities, the Holders of Registrable Securities have the right to require BancPlus to use its reasonable best efforts to also register for resale or include in the offering such holders’ Registrable Securities, subject to certain customary exceptions. Holders of Registrable Securities owning at least 90% of the Registrable Securities registered on a registration statement may also request that a shelf take-down be in the form of an underwritten shelf offering subject to a minimum amount of gross proceeds being reasonably anticipated. BancPlus is required to pay all expenses associated with registering the Registrable Securities, except for any fees, out-of-pocket costs and expenses of counsel to the Holders of Registrable Securities. Additionally, any underwriting discount or fees in an underwritten offering would be paid out of the Holders of Registrable Securities’ sale proceeds.

In addition, on the Closing Date, BancPlus assumed (i) FTC’s obligations under its Subordinated Note Purchase Agreement, dated as of December 23, 2020 (the “Subordinated Note Purchase Agreement”), and the several purchasers of the $21.0 million aggregate principal amount of 5.50% Fixed-to-Floating Rate Subordinated Notes due 2030 issued thereunder (the “Subordinated Notes”), and all other agreements to which FTC was a party, and (ii) every contract right possessed by and obligations required to be performed by FTC, including, but not limited to, the due and punctual payment of the principal of and any premium and interest on the Subordinated Notes according to their terms, and the due and punctual performance of all covenants and conditions of the Subordinated Notes to be performed or observed by FTC. The Subordinated Notes were originally offered and sold by FTC in a private placement transaction in reliance on exemptions from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D thereunder. The Subordinated Notes will mature on December 30, 2030 and bear interest at an initial fixed rate of 5.50% per annum, payable quarterly in arrears. From and including December 30, 2025, to but excluding the maturity date or early redemption date, the interest rate will reset quarterly to a Three-Month Term Secured Overnight Financing Rate plus 527 basis points, payable quarterly in arrears. BancPlus will be entitled to redeem the Subordinated Notes, in whole or in part, on any interest payment date on or after December 30, 2025, and to redeem the Subordinated Notes in whole upon certain other events. The Subordinated Notes are not subject to redemption at the option of the holder. The Subordinated Notes are unsecured, subordinated obligations of BancPlus only and are not obligations of, and are not guaranteed by, any subsidiary of BancPlus. The Subordinated Notes rank junior in right to payment to BancPlus’ current and future senior indebtedness. The Subordinated Notes have been structured to qualify as Tier 2 capital for regulatory capital purposes.

The foregoing descriptions of the Definitive Agreement, Escrow Agreement, the Registration Rights Agreement and the Transactions do not purport to be complete and are qualified in their entirety by reference to the descriptions thereof previously reported in BancPlus’ Registration Statement on Form S-4 (File No. 333-261311), filed with the SEC on November 23, 2021 and amended on February 11, 2022 (the “Registration Statement”); the complete text of the Definitive Agreement, as amended, which was included as Annex A to the Registration Statement and is incorporated herein by reference; and the complete text of the Escrow Agreement and the Registration Rights Agreement, which are filed herewith as Exhibits 10.1 and 4.1, respectively, and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Subordinated Notes is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 1, 2022, pursuant to the terms of the Definitive Agreement, the board of directors of BancPlus (the “BancPlus Board”) increased the number of directors by two to 14 members and appointed David Guidry (64) and Ryan Lopiccolo (39), each of whom served as FTC directors prior to the Transactions, to fill the newly-created vacancies on the BancPlus Board, and the board of directors of BankPlus (the “BankPlus Board”) increased the number of directors by three to 15 members and appointed Mr. Guidry, Mr. Lopiccolo, and Gary Blossman, each of whom served as FTC directors prior to the Transactions, to fill the newly-created vacancies on the BankPlus Board. With respect to the BancPlus Board, Mr. Guidry will serve a three-year term and Mr. Lopiccolo will serve a two-year term, and with respect to the BankPlus Board, Mr. Blossman, Mr. Guidry, and Mr. Lopiccolo will each serve year-to-year. BancPlus has not yet determined which committees Mr. Guidry and Mr. Lopiccolo are expected to join.

Descriptions of the background and experience of Mr. Guidry and Mr. Lopiccolo are incorporated herein by reference to the information about each of Mr. Guidry and Mr. Lopiccolo under the heading “About BancPlus Corporation - Background of Directors and Executive Officers” in the Registration Statement. No family relationship exists between either of Mr. Guidry and Mr. Lopiccolo and any other director or executive officer of BancPlus. Since the beginning of the last fiscal year there have been no related party transactions between BancPlus and either of Mr. Guidry and Mr. Lopiccolo that would be reportable under Item 404(a) of Regulation S-K.

In connection with the Definitive Agreement, Mr. Guidry and Mr. Lopiccolo each executed a Restrictive Covenant Agreement (each, a “Restrictive Covenant Agreement”), pursuant to which each of them agreed not to, within certain parishes in Louisiana, as well as certain counties in Florida and Mississippi and for a period of two years following the Effective Time, contribute his knowledge, directly or indirectly, in whole or in part, as an employee, employer, owner, operator, manager, director, stockholder, officer, or any other similar capacity to an entity engaged in the same or similar business as BancPlus or any of its subsidiaries and affiliates, including but not limited to the business of commercial banking, engage in any activity that may require or inevitably require disclosure of proprietary information or confidential information, or directly or indirectly solicit, contact, attempt to contact or meet with the current customers of BancPlus or its subsidiaries and affiliates for purposes of offering or accepting goods or services similar to or competitive with those offered by BancPlus or its subsidiaries and affiliates. The foregoing description of the Restrictive Covenant Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restrictive Covenant Agreement, a form of which is filed herewith as Exhibit 10.2, and incorporated herein by reference.

Mr. Guidry and Mr. Lopiccolo will each be entitled to receive compensation as a non-management director of the BancPlus Board in the form of an annual retainer of $20,000 and a monthly attendance fee of $1,200 provided each attends the regular monthly board meeting. Additionally, each is entitled to receive as a non-management director of the BancPlus Board an annual stock grant of BancPlus restricted stock with a grant date value of $20,000 for service on the BancPlus Board. For service on various committees of the BancPlus Board, Mr. Guidry and Mr. Lopiccolo will each be entitled to receive compensation consistent with the other non-employee members of such committees, although BancPlus has not yet determined which committees Mr. Guidry and Mr. Lopiccolo are expected to join. BancPlus will file an amendment to this Current Report on Form 8-K to report any such committee appointments within four business days after the information is determined or becomes available. Additional information regarding director compensation is available under the heading “About BancPlus Corporation - Director Compensation” in the Registration Statement.

Item 7.01 Regulation FD Disclosure.

On March 1, 2022, BancPlus issued a press release announcing the closing of the Transactions. A copy of BancPlus’ press release, dated March 1, 2022, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information (including Exhibit 99.1) is being furnished under Item 7.01 of this Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Report contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, statements relating to the determination of FTC’s subchapter S election reinstatement. Forward-looking statements also include, without limitation, predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations, and are subject to risks and uncertainties. These statements often, but not always, are preceded by, are followed by or otherwise include the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “continue,” “seek,” “plan,” “can,” “should,” “could,” “would,” “will,” “to be,” “predict,” “potential,” “may,” “likely,” “will likely result,” “target,” “project,” and “outlook” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, based on certain assumptions and beliefs of management, many of which, by their nature, are inherently uncertain and beyond the their control. Although BancPlus believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements based on factors including the effects of the COVID-19 pandemic and actions taken in response thereto on our business, financial conditions and results of operations, and other risks and uncertainties set forth in BancPlus’ filings with the SEC from time to time. Such risks and uncertainties include, but are not limited to, the risk that the businesses of BancPlus and FTC will not be integrated successfully; the possibility that the cost savings and any synergies or other anticipated benefits from the Transactions may not be fully realized or may take longer to realize than expected; disruption from the Transactions making it more difficult to maintain relationships with employees, customers, or other parties with whom BancPlus or FTC have business relationships; the reaction to the Transactions of the companies’ customers, employees, and counterparties; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on BancPlus; and other factors, many of which are beyond the control of BancPlus and FTC.

For additional information, refer to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of BancPlus’ Annual Report on Form 10-K for the year ended December 31, 2020 and any updates to those risk factors set forth in BancPlus’ Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings, which have been filed by BancPlus with the SEC and are available on the SEC’s website at www.sec.gov. You should not place undue reliance on any such forward-looking statements. All forward-looking statements, expressed or implied, included herein are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to publicly update or revise any forward-looking statement, whether written or oral, and whether as a result of new information, future developments or otherwise, except as specifically required by law.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited financial statements of FTC as of and for the years ended December 31, 2020 and 2019, and the related notes and report of the independent auditor thereto, are set forth in the Registration Statement beginning on page F-86 and are incorporated herein by reference. The unaudited financial statements of FTC as of and for the periods ended September 30, 2021 and 2020, and the related notes thereto, are set forth in the Registration Statement beginning on page F-120 and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma combined condensed financial information of BancPlus and FTC as of and for the nine months ended September 30, 2021 and the unaudited pro forma combined condensed financial information of BancPlus, FTC, and State Capital Corp. for the year ended December 31, 2020 are set forth in the Registration Statement beginning on page 23 and are incorporated herein by reference.

(d)	Exhibits

	Exhibit Number	Description of Exhibit

	2.1	Agreement and Plan of Share Exchange and Merger, dated September 28, 2021, as amended on February 9, 2022, by and among BancPlus Corporation, BankPlus, First Trust Corporation and First Bank and Trust (incorporated by reference to Annex A of the Company’s Registration Statement on Form S-4, as amended, filed on February 11, 2022 (Registration No. 333-261311))*

	4.1	Registration Rights Agreement, dated February 28, 2022, by and among BancPlus Corporation and Joseph C. Canizaro, and Joseph C. Canizaro, as trustee of The Corte Trust

	4.2	Form of 5.50% Fixed-to-Floating Rate Subordinated Note due 2030 (included as Exhibit A to the Form of Subordinated Note Purchase Agreement filed as Exhibit 10.3 hereto)

	10.1	Indemnity and Escrow Agreement, dated February 28, 2022, by and among First Horizon Bank, BancPlus Corporation, First Trust Corporation and Joseph C. Canizaro

	10.2	Form of Restrictive Covenant Agreement

	10.3	Form of Subordinated Note Purchase Agreement, dated December 23, 2020

	23.1	Consent of Postlethwaite & Netterville, APAC (with respect to the audited financial statements of First Trust Corporation)

	99.1	Press Release, dated March 1, 2022

	104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the inline XBRL Document

*	The disclosure schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. BancPlus agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BancPlus Corporation

March 1, 2022	By:	/s/ M. Ann Southerland
M. Ann Southerland
Senior Executive Vice President and Chief Financial Officer